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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 26, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

On November 26, 2001, the Board of Directors of the Company approved certain amendments to the By-Laws of the Company to (i) permit the Board to fix a date for the annual meeting of shareholders of the Company in addition to a date during the period between March 15 and April 30 of each year and (ii) permit only the Board of Directors or the Chief Executive Officer to call a special meeting of shareholders of the Company. A copy of the By-Laws, as amended, of the Company is filed herein as Exhibit 99.2B.

On January 21, 2002, the Registrant issued a press release announcing its 2001 fourth quarter and full year earnings and distributed a 2001 Fourth Quarter/Full Year Earnings Supplement. Such press release is filed herein as
Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

         99.1 Press release of American Express Company announcing its 2001 fourth quarter and full year earnings, dated January 28, 2002.

         99.2 2001 Fourth Quarter/Full Year Earnings Supplement of American Express Company.

         99.2B  Company's By-Laws, as amended through November 26, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   January 28, 2002


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                                  EXHIBIT INDEX

Item No.                          Description
- ---------                         -----------

    99.1 Press release of American Express Company announcing its 2001 fourth quarter and full year earnings, dated January 28, 2002.

    99.2 2001 Fourth Quarter/Full Year Earnings Supplement of American Express Company.

    99.2B  Company's By-Laws, as amended through November 26, 2001.